Exhibit 99.1

September 26, 2024
FOR IMMEDIATE RELEASE

BlackBerry Reports Second Quarter Fiscal Year 2025 Results
•Achieves breakeven adjusted EBITDA and non-GAAP EPS for the quarter; GAAP net loss improves by $23 million, or 55% year-on-year to $19 million, and GAAP loss per share improves by $0.04 to $0.03
•Operating cash usage beats expectations, improving by $2 million sequentially and $43 million year-over-year
•Revenue for both IoT and Cybersecurity divisions grows double-digit year-over-year; raises bottom end of full-year guidance range for IoT

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended August 31, 2024 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry reached a significant milestone on our path to profitability by recording breakeven adjusted EBITDA and non-GAAP EPS. This result was achieved through a combination of stronger than expected, double-digit revenue growth for both IoT and Cybersecurity, as well as tremendous ongoing progress in rationalizing our cost structure. Operating expenses for the quarter were 24% lower than the baseline for the prior year,” said John J. Giamatteo, CEO, BlackBerry. “QNX delivered strong royalty revenue again this quarter, and there was year-over-year revenue growth for the secure communications products in our Cybersecurity division.”

Second Quarter Fiscal 2025 Financial Highlights
•Total company revenue was $145 million.
•Total company non-GAAP gross margin was 66% and GAAP gross margin was 65%.
•IoT revenue grew 12% year-over-year and exceeded previously-provided guidance at $55 million; IoT gross margin increased by 1 percentage point to 82%.
•Cybersecurity revenue grew 10% year-over-year and exceeded previously-provided guidance at $87 million; Cybersecurity gross margin increased by 1 percentage point year-over-year to 55%.
•Cybersecurity ARR was flat year-over-year at $279 million; DBNRR increased by 7 percentage points year-over-year and sequentially for the fourth consecutive quarter to 88%.
•Licensing revenue was $3 million.
•Non-GAAP operating loss was $4 million and GAAP operating loss was $21 million.
•Non-GAAP earnings per share improved by $0.04 year-over-year to breakeven, beating the previously-provided guidance. GAAP basic loss per share also improved by $0.04 year-over-year to $0.03.
•Adjusted EBITDA improved by $22 million to breakeven for the quarter.

•Total cash, cash equivalents, short-term and long-term investments was $265 million; Operating cash usage beat expectations and improved by $43 million year-over-year to $13 million.

Business Highlights & Strategic Announcements
•BlackBerry QNX adds QNX® Containers to support operating system (OS) virtualization and containerization on QNX-based devices. This provides highly secure and isolated embedded containers while maintaining the high performance and real time nature of QNX® OS 8.
•BlackBerry and HaleyTek AB announce the launch of HaleyTek’s Generic Automotive Platform (GAP) cockpit software platform will include the QNX® Sound software-defined audio platform.
•BlackBerry launches CylanceMDR™ Pro, a cutting-edge managed detection and response (MDR) service built on an Open XDR platform powered by AI.
•BlackBerry’s EPP platform, CylanceENDPOINT™, named a 2024 Customers’ Choice for endpoint protection platforms (EPP) by Gartner® Peer Insights™.

Financial Outlook
BlackBerry is providing the following guidance for the third quarter (ending November 30, 2024) and the full fiscal year 2025 (ending February 28, 2025).

	Q3 FY25	Full fiscal year FY25
Total BlackBerry revenue:	$146 - $154 million	$591 - $616 million
IoT revenue:	$56 - $60 million	$225 - $235 million
Cybersecurity revenue:	$86 - $90 million	$350 - $365 million
Licensing & Other revenue:	Approximately $4 million	Approximately $16 million
Adjusted EBITDA:	Breakeven - +$10 million	Breakeven - +$10 million
Non-GAAP basic EPS:	($0.01) - +$0.01	($0.05) - ($0.02)

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the Company to comparable U.S. GAAP measures and an explanation of why the Company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected Non-GAAP basic EPS for the third quarter and full fiscal year 2025 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 883-0383 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET today, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 6113863.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The Company’s software powers over 235M vehicles. Based in Waterloo, Ontario, the Company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, BlackBerry’s expectations regarding its financial performance, and BlackBerry’s expectations regarding the ongoing separation of its businesses. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; BlackBerry’s sales cycles and the time and expense of its sales efforts; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; potential impacts of BlackBerry’s proposed business unit separation and cost reduction initiatives; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s dependence on its relationships with resellers and channel partners; litigation against BlackBerry; adverse macroeconomic and geopolitical conditions; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies; environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
	August 31, 2024	May 31, 2024	August 31, 2023	August 31, 2024	August 31, 2023
Revenue	$145	$144	$132	$289	$505
Cost of sales	51	48	47	99	241
Gross margin	94	96	85	190	264
Gross margin %	64.8%	66.7%	64.4%	65.7%	52.3%
Operating expenses
Research and development	37	42	50	79	104
Sales and marketing	34	38	43	72	88
General and administrative	33	40	30	73	84
Amortization	11	12	14	23	29
Impairment of long-lived assets	—	3	1	3	1
Debentures fair value adjustment	—	—	(6)	—	16
	115	135	132	250	322
Operating loss	(21)	(39)	(47)	(60)	(58)
Investment income, net	3	5	7	8	10
Loss before income taxes	(18)	(34)	(40)	(52)	(48)
Provision for income taxes	1	8	2	9	5
Net loss	$(19)	$(42)	$(42)	$(61)	$(53)
Loss per share
Basic	$(0.03)	$(0.07)	$(0.07)	$(0.10)	$(0.09)
Diluted	$(0.03)	$(0.07)	$(0.07)	$(0.10)	$(0.09)

Weighted-average number of common shares outstanding (000s)
Basic	590,549	589,821	583,524	590,188	583,171
Diluted	590,549	589,821	583,524	590,188	583,171
Total common shares outstanding (000s)	590,728	590,171	583,684	590,728	583,684

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	August 31, 2024	February 29, 2024
Assets
Current
Cash and cash equivalents	$171	$175
Short-term investments	40	62
Accounts receivable, net of allowance of $6 and $6, respectively	150	199
Other receivables	21	21
Income taxes receivable	4	4
Other current assets	52	47
	438	508
Restricted cash and cash equivalents	17	25
Long-term investments	37	36
Other long-term assets	59	57
Operating lease right-of-use assets, net	32	32
Property, plant and equipment, net	17	21
Intangible assets, net	136	154
Goodwill	563	562
	$1,299	$1,395
Liabilities
Current
Accounts payable	$7	$17
Accrued liabilities	109	117
Income taxes payable	28	28
Deferred revenue, current	161	194
	305	356
Deferred revenue, non-current	28	28
Operating lease liabilities	38	38
Other long-term liabilities	1	3
Long-term notes	195	194
	567	619
Shareholders’ equity
Capital stock and additional paid-in capital	2,964	2,948
Deficit	(2,219)	(2,158)
Accumulated other comprehensive loss	(13)	(14)
	732	776
	$1,299	$1,395

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Six Months Ended
	August 31, 2024	August 31, 2023
Cash flows from operating activities
Net loss	$(61)	$(53)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	26	32
Stock-based compensation	15	20
Impairment of long-lived assets	3	1
Intellectual property disposed of by sale	—	147
Debentures fair value adjustment	—	16
Operating leases	(4)	(5)
Other	(2)	—
Net changes in working capital items
Accounts receivable, net of allowance	49	(7)
Other receivables	—	4
Income taxes receivable	—	(2)
Other assets	(6)	(61)
Accounts payable	(10)	(6)
Accrued liabilities	(5)	(24)
Income taxes payable	—	1
Deferred revenue	(33)	(20)
Net cash provided by (used in) operating activities	(28)	43
Cash flows from investing activities
Acquisition of long-term investments	—	(1)
Acquisition of property, plant and equipment	(3)	(3)
Acquisition of intangible assets	(4)	(10)
Acquisition of short-term investments	(72)	(92)
Proceeds on sale or maturity of short-term investments	94	182
Net cash provided by investing activities	15	76
Cash flows from financing activities
Issuance of common shares	1	2
Net cash provided by financing activities	1	2
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(12)	121
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	200	322
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$188	$443

As at	August 31, 2024	February 29, 2024
Cash and cash equivalents	$171	$175
Restricted cash and cash equivalents	17	25
Short-term investments	40	62
Long-term investments	37	36
	$265	$298

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following tables show information by operating segment for the three months ended August 31, 2024 and August 31, 2023. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing		Segment Totals
	August 31,		August 31,		August 31,		August 31,
	2024	2023	2024	2023	2024	2023	2024	2023
Segment revenue	$87	$79	$55	$49	$3	$4	$145	$132
Segment cost of sales	39	36	10	8	1	2	50	46
Segment gross margin	$48	$43	$45	$41	$2	$2	$95	$86
Segment gross margin %	55%	54%	82%	84%	67%	50%	66%	65%
The following table reconciles the Company’s segment results for the three months ended August 31, 2024 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2024
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$87	$55	$3	$145	$—	$145
Cost of sales	39	10	1	50	1	51
Gross margin (1)	$48	$45	$2	$95	$(1)	$94
Operating expenses					115	115
Investment income, net					3	3
Loss before income taxes						$(18)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three and six months ended August 31, 2024.
The following table reconciles the Company’s segment results for the three months ended August 31, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2023
	(in millions)
	Cybersecurity	IoT	Licensing	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$79	$49	$4	$132	$—	$132
Cost of sales	36	8	2	46	1	47
Gross margin (1)	$43	$41	$2	$86	$(1)	$85
Operating expenses					132	132
Investment income, net					7	7
Loss before income taxes						$(40)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three and six months ended August 31, 2023.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net income (loss), adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended August 31, 2024 and August 31, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended August 31, 2024 and August 31, 2023 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2024	August 31, 2023
Gross margin	$94	$85
Stock compensation expense	1	1
Adjusted gross margin	$95	$86

Gross margin %	64.8%	64.4%
Stock compensation expense	0.7%	0.8%
Adjusted gross margin %	65.5%	65.2%
Reconciliation of U.S. GAAP operating expense for the three months ended August 31, 2024 and August 31, 2023 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2024	August 31, 2023
Operating expense	$115	$132
Restructuring charges	1	3
Stock compensation expense	6	10
Debentures fair value adjustment	—	(6)
Acquired intangibles amortization	9	10
LLA impairment charge	—	1
Adjusted operating expense	$99	$114

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended August 31, 2024 and August 31, 2023 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	August 31, 2024		August 31, 2023
		Basic loss per share		Basic loss per share
Net loss	$(19)	$(0.03)	$(42)	$(0.07)
Restructuring charges	1		3
Stock compensation expense	7		11
Debentures fair value adjustment	—		(6)
Acquired intangibles amortization	9		10
LLA impairment charge	—		1
Adjusted net loss	$(2)	$0.00	$(23)	$(0.04)
Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended August 31, 2024 and August 31, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2024	August 31, 2023
Research and development	$37	$50
Stock compensation expense	2	2
Adjusted research and development expense	$35	$48

Sales and marketing	$34	$43
Stock compensation expense	1	3
Adjusted sales and marketing expense	$33	$40

General and administrative	$33	$30
Restructuring charges	1	3
Stock compensation expense	3	5
Adjusted general and administrative expense	$29	$22

Amortization	$11	$14
Acquired intangibles amortization	9	10
Adjusted amortization expense	$2	$4

Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the three months ended August 31, 2024 and August 31, 2023 are reflected in the table below.

For the Three Months Ended (in millions)	August 31, 2024	August 31, 2023
Operating loss	$(21)	$(47)
Non-GAAP adjustments to operating loss
Restructuring charges	1	3
Stock compensation expense	7	11
Debentures fair value adjustment	—	(6)
Acquired intangibles amortization	9	10
LLA impairment charge	—	1
Total non-GAAP adjustments to operating loss	17	19
Adjusted operating loss	(4)	(28)
Amortization	13	16
Acquired intangibles amortization	(9)	(10)
Adjusted EBITDA	$—	$(22)

Revenue	$145	$132
Adjusted operating loss margin % (1)	(3%)	(21%)
Adjusted EBITDA margin % (2)	—%	(17%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the six months ended August 31, 2024 and August 31, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the six months ended August 31, 2024 and August 31, 2023 to adjusted financial measures is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2024	August 31, 2023
Gross margin	$190	$264
Stock compensation expense	2	2
Adjusted gross margin	$192	$266

Gross margin %	65.7%	52.3%
Stock compensation expense	0.7%	0.4%
Adjusted gross margin %	66.4%	52.7%
Reconciliation of U.S. GAAP operating expense for the six months ended August 31, 2024 and August 31, 2023 to adjusted operating expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2024	August 31, 2023
Operating expense	$250	$322
Restructuring charges	9	8
Stock compensation expense	13	18
Debentures fair value adjustment	—	16
Acquired intangibles amortization	17	20
LLA impairment charge	3	1
Adjusted operating expense	$208	$259
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the six months ended August 31, 2024 and August 31, 2023 to the adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Six Months Ended (in millions, except per share amounts)	August 31, 2024		August 31, 2023
		Basic loss per share		Basic earnings (loss) per share
Net loss	$(61)	$(0.10)	$(53)	$(0.09)
Restructuring charges	9		8
Stock compensation expense	15		20
Debentures fair value adjustment	—		16
Acquired intangibles amortization	17		20
LLA impairment charge	3		1
Adjusted net income (loss)	$(17)	$(0.03)	$12	$0.02

Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the six months ended August 31, 2024 and August 31, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2024	August 31, 2023
Research and development	$79	$104
Stock compensation expense	4	4
Adjusted research and development expense	$75	$100

Sales and marketing	$72	$88
Stock compensation expense	3	4
Adjusted sales and marketing expense	$69	$84

General and administrative	$73	$84
Restructuring charges	9	8
Stock compensation expense	6	10
Adjusted general and administrative expense	$58	$66

Amortization	$23	$29
Acquired intangibles amortization	17	20
Adjusted amortization expense	$6	$9
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the six months ended August 31, 2024 and August 31, 2023 are reflected in the table below.

For the Six Months Ended (in millions)	August 31, 2024	August 31, 2023
Operating loss	$(60)	$(58)
Non-GAAP adjustments to operating loss
Restructuring charges	9	8
Stock compensation expense	15	20
Debentures fair value adjustment	—	16
Acquired intangibles amortization	17	20
LLA impairment charge	3	1
Total non-GAAP adjustments to operating loss	44	65
Adjusted operating income (loss)	(16)	7
Amortization	26	32
Acquired intangibles amortization	(17)	(20)
Adjusted EBITDA	$(7)	$19

Revenue	$289	$505
Adjusted operating income (loss) margin % (1)	(6%)	1%
Adjusted EBITDA margin % (2)	(2%)	4%
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the three months ended August 31, 2024 and August 31, 2023 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2024	August 31, 2023
Net cash provided by (used in) operating activities	$(13)	$(56)
Acquisition of property, plant and equipment	(2)	(1)
Free cash flow (usage)	$(15)	$(57)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	August 31, 2024
Cybersecurity Annual Recurring Revenue	$279
Cybersecurity Dollar-Based Net Retention Rate	88%
Recurring Software Product Revenue Percentage	~ 80%